AMENDED SCHEDULE 14A INFORMATION

This Amends the Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed October 11, 2000, amending the amount of consideration paid by ELine to the Registrant.

Filed by the Registrant              [X]
Filed by a Party other than the Registrant        [  ]
Check the appropriate box:

[]       Preliminary Proxy Statement
[]        Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[X]        Amended Definitive Proxy Statement
[]        Definitive Additional Materials
[]        Soliciting Material under Rule 14a-12

RAPID RETRIEVAL SYSTEMS, INC.
Name of the Registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[]     Fee computed on table below per Exchange Act Rules 14a-6a(i)(4) and 0-11.

1.         Title of each class of securities to which transaction applies:
                  Common Stock

2.         Aggregate number of securities to which transaction applies:
                  Common Stock:         10,400,000

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.

4.         Proposed maximum aggregate value of transaction:  Not applicable

5.         fee paid:  Not applicable

[]         Fee paid previously with preliminary materials.
[]         Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.         Amount Previously Paid:  Not applicable
         2.         Form, Schedule or Registration Statement No.  Not applicable
         3.         Filing Party:  Not applicable
         4.         Date Filed:  Not applicable

RAPID RETRIEVAL SYSTEMS, INC.
1795 Saundersville Ferry Road
Mt. Juliet, TN 37122
(615) 754-1871
-----------------------------------------------------------

PROXY STATEMENT
----------------------------

Regarding an Amendment to the Articles of Incorporation
Reflecting a Change of Name
---------------------------------

Approximate date of Mailing this Proxy Statement: September 4, 2000

INTRODUCTION

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Rapid Retrieval Systems, Inc., a Nevada corporation (the "Company"), to stockholders in connection with the resolution providing for an amendment to the Articles of Incorporation changing the name of the Company to "ELine Music.com, Inc." to be voted upon at a special meeting of the stockholders of the Company (the "Meeting"). The Meeting is to be held at 1795 Saundersville Ferry Road, Mt. Juliet, TN 37122, on September 14, 2000, at 9:00 a.m., Eastern Standard Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about September 4, 2000.

         This amendment is the only matter to be presented to the stockholders.

         Section 78.390 of the Nevada Revised Statutes provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted bit the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. See the caption "Amendment to the Articles of Incorporation and Vote Required for Approval" herein.

         The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.001 par value common stock (the "Common Stock") and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Record Date and Outstanding Shares

         The Board of Directors has fixed August 15, 2000 as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date there are or will be 10,400,000 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share in the approval of the change of name.

PROXIES AND REVOCABLILITY OF PROXIES

         The enclosed proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the meeting, and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

         (i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Rapid Retrieval Systems, Inc., 1795 Saundersville Ferry Road, Mt. Juliet, TN 37122, Attention Sonny Paradise, President, or hand delivered to the President, at or before the taking of the vote at the meeting.

DISSENTERS' RIGHT OF APPRAISAL

     The Nevada Revised Statutes do not provide for dissenters' rights of appraisal in connection with a change of name of a Nevada corporation. Accordingly, stockholders will not have appraisal rights with respect to the proposal change of the Company's name.

INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to change the name of the Company or in any action covered by the related resolutions adopted by the Board of Directors and executive officers, which is not by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Voting Securities

         The securities that are entitled to vote at the Meeting consist of 10,400,000 shares of $0.001 par value common stock of the Company. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on August 15, 2000, the record date for determining stockholders entitled to notice or to vote on the amendment to the Company's Articles of Incorporation, are or will be 10,400,000, held by 28 stockholders.

Security Ownership of Principal Holders and Management.

         To the knowledge of management and based upon a review of the stock ledger maintained by its transfer agent and registrar, the following table sets for the beneficial ownership of persons who own more than five percent (5%) of the Company's common stock as of the date hereof, and the shareholders of management, to wit:


                                                            Amount and Nature   Percent
Name and                                                    Of Beneficial       of
Address of Record             Title                         Ownership           Class
Elio Guglielmi                Director                           6,000          Less than 1%
Suite 403-700 West Broadway
Vancouver, B.C. V6C 1G8

Sonny Paradise                President, Director            9,920,000          95%
14919 Lebenon Road
Old Hickory, TN 37138

All Directors and Executive
Officers as a Group (3)                                      9,926,000          95%

Contractual Arrangements Regarding Changes in Control

         Pursuant to a Plan and Agreement of Merger dated June 6, 2000, and deemed to have been closed on August 15, 2000, between the Registrant and ELine Music.com, Inc., a Tennessee corporation ("ELine"), the ELine stockholders became the controlling stockholders of the company in a transaction viewed as a reverse merger. The Plan was treated as a purchase for accounting purposes.

Changes in Control Since the Beginning of the Last Fiscal Year

        Plan was adopted, ratified and approved by the Board of Directors of the Company at a special meeting held on June 6, 2000.

        The former principal stockholder of the Company and his percentage of ownership of the outstanding voting securities of the Company prior to the completion of the Plan was Elio Guglielmi, former President/Secretary and Director of the Company, owned 30,000 pre-split shares or 1.5%.

        The source of the consideration used by ELine to acquire its interest in the Company was the exchange of 100% of the outstanding common stock of the Company and $250,000 cash.

        The basis of the "control" by the ELine stockholders is stock ownership.

AMENDMENT TO THE ARTICLES OF INCORPORATION
AND VOTE REQUIRED FOR APPROVAL

         The purpose of the amendment is to change the name of the Company to "ELine Music.com, Inc.". This will give the Company a name that reflects its present business operations as being conducted by ELine.

         Section 78.390 of the Nevada Revised Statutes provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

Quorum and Voting.

         In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

         The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the amendment to the Articles of Incorporation reflecting a change of the name and, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

         Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the amendment to the Articles of Incorporation reflecting a change of name will be approved if the shares voting in favor of the change of name exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of this amendment. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

OTHER MATTERS

         The Board of Directors of the Company is not aware of any business other than the aforementioned matter that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

TRANSFER OF STOCK CERTIFICATES

         Subject to adoption of the amendment, on or after September 14, 2000, stockholders may forward their stock certificates to Pacific Stock Transfer Company, Attn: Shelley Godfrey, 5844 S. Pecos Road #D, Las Vegas, NV 89120, telephone 702-361-3033, together with $15.00 for each certificate requested to be issued or transferred for new stock certificates bearing the new name of the Company and its new Cusip Number. If stock certificates are being transferred into the same name, no signature is required; if being transferred to a new name, the stock certificate submitted must be signed and the signature must be guaranteed by a "Medallion Member" bank or broker dealer. A stock power similarly signed and guaranteed will also be acceptable.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS
WHO DO
NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND
RETURN THE
ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                           By Order of the Board of Directors,


Dated August 24, 2000                       /s/ Sonny Paradise
At Old Hickory, Tennessee                Sonny Paradise
                                         President, Director

PROXY
FOR SPECIAL MEETING OF STOCKHOLDERS OF
RAPID RETRIEVAL SYSTEMS, INC.
TO BE HELD SEPTEMBER 14, 2000

        By completing and returning this proxy to Rapid Retrieval Systems, Inc. (the "Company"), you will be designating Sonny Paradise, the President of the Company, to vote all of your shares of the Company's common stock as indicated below.

        Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company in the enclosed self-addressed, envelope.

        Matters of business are as follows:

        PROPOSAL 1 - CHANGE OF NAME:         shall the name of the Company be
changed to "ELine Music.com, Inc."?

                           YES                  NO                  ABSTAIN
                           _____                _____              ________

         The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated September 4, 2000 and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. (Please sign exactly as your name appears on your stock certificate(s)). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

Dated:  _____________________, 2000  __________________________________
                                     Name of stockholder (Please print legibly)

Number of Shares:  ________________  __________________________________
                                     Signature

This proxy is being solicited by, and the above-referenced proposal is being proposed by, the Board of Directors of the Company. The proposal to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy t any time prior to the vote thereon.

         As of August 15, 2000, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "FOR" the change of name of the Company. Unless indicated below, by completing and returning this proxy, the stockholder grants to Mr. Paradise the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

_____ Withhold discretion to vote on any other matter presented at the Meeting.